As filed with the Securities and Exchange Commission on October 19, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 19, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 19, 2010, Bank of America Corporation (the “Registrant”) announced financial results for the third quarter ended September 30, 2010, reporting a third quarter net loss of $7.3 billion and diluted loss per common share of $0.77. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2010 as well as certain earnings related slides for use in connection with an earnings investor conference call and webcast are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 19, 2010, the Registrant will hold an investor conference call and webcast to disclose financial results for the third quarter ended September 30, 2010. The Supplemental Information package for use during this conference call is furnished herewith as Exhibit 99.3 and incorporated by reference in Item 7.01. All information in the Supplemental Information package is presented as of the particular date or dates referenced therein, and the Registrant does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The Registrant has determined that it will hold its 2011 Annual Meeting of Stockholders on May 11, 2011. The dates for submission of any shareholder proposal or other matter for consideration at the 2011 Annual Meeting of Stockholders remain as disclosed in the Registrant’s proxy statement for the 2010 Annual Meeting of Stockholders dated March 17, 2010.

The information in the preceding paragraph, as well as Exhibit 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On October 19, 2010, the Registrant announced financial results for the third quarter ended September 30, 2010, reporting a third quarter net loss of $7.3 billion and diluted loss per common share of $0.77. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2010 as well as certain earnings related slides for use in connection with an earnings investor conference call and webcast are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed, or furnished in the case of Exhibit 99.3, herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 19, 2010 with respect to the Registrant’s financial results for the third quarter ended September 30, 2010

99.2	Select earnings related slides for use on October 19, 2010 in connection with financial results for the third quarter ended September 30, 2010

99.3	Supplemental Information prepared for use on October 19, 2010 in connection with financial results for the third quarter ended September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Charles H. Noski
Charles H. Noski
Chief Financial Officer

Dated: October 19, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 19, 2010 with respect to the Registrant’s financial results for the third quarter ended September 30, 2010

99.2	Select earnings related slides for use on October 19, 2010 in connection with financial results for the third quarter ended September 30, 2010

99.3	Supplemental Information prepared for use on October 19, 2010 in connection with financial results for the third quarter ended September 30, 2010